UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2009

ALDAR GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-149184	20-1379559
(State of Incorporation)	(Commission File No.)	(Tax ID No.)

7230 Indian Creek Lane, Suite 201
Las Vegas, NV 89149
(Address of principal executive offices)

Registrant’s Telephone Number, including area code: (253) 549-4336

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e -4(c)).

Item 1.01 Entry into a Material Definitive Agreement.

On April 30, 2009 the Company entered into a Purchase and Sale agreement wherein the Company will exchange 6,480,000 of its common shares for 100% of the issued shares of Nanotech Entertainment Inc. (“Nanotech”).

Nanotech is a privately held corporation that holds intellectual property in the development and sales of technology and games for the coin-op / arcade, casino gaming, and consumer entertainment markets.

The common shares issued shall be subject to a six month hold period under Rule 144 promulgated under the Securities Act of 1933.

After the transaction there will be 11,013,000 shares of stock outstanding, of which 58.8% will be held by the former shareholders of Nanotech.

Item 5.01 Changes in Control of Registrant.

On April 30, 2009 the Company entered into a Purchase and Sale agreement wherein the Company will exchange 6,480,000 of its common shares for 100% of the issued shares of Nanotech Entertainment Inc. (“Nanotech”).

Nanotech is a privately held corporation that holds intellectual property in the development and sales of technology and games for the coin-op / arcade, casino gaming, and consumer entertainment markets.

The common shares issued shall be subject to a six month hold period under Rule 144 promulgated under the Securities Act of 1933.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective April 30, 2009, Kevin Murphy resigned from all officer and director positions with the company and Robert DeKett was appointed President/CEO/Director; David Foley was appointed COO/Director and Kenneth Liebscher will continue as Secretary/CFO/Director.

Following is a brief description of the business experience of Robert DeKett and David Foley.

Robert DeKett, age 55, is the co-founder, President and CEO/Director. In 1980, Mr. DeKett began his career at Merit Industries, the leading manufacturers of video games, countertop games, and electronic dart games for the coin-op arcade industry and in 1985 designed the first touchscreen countertop game which revolutionized the industry. In 1997 he joined Quantum3D as Worldwide Business Development Director - Out-of-Home Entertainment (OHE) to advance their newly created 3Dfx based technology and established distributorships worldwide. In 2002 he joined his colleague David Foley (founder, UltraCade Technologies) as VP of Business Development at UltraCade Technologies where he was responsible for all licensing and negotiations. Mr. DeKett procured licenses from many major Japanese, European and US video game publishers including an exclusive worldwide license with the NTRA for the Breeders’ Cup, with development deals both in the Video Game and Casino Gaming industries. Subsequently, UltraCade won the coveted Video Game Innovative Product of the Year for its Breeder’ Cup Arcade game. Mr. DeKett attended St. Vincent College and earned degrees in English BA & Philosophy BA - Summa Cum Laude.

David R. Foley, age 43, was appointed COO/Director. In 1983, Mr. Foley founded Foley Hi-Tech Systems, a custom software and video game developer. In 1996, he founded Hyperware Technologies, a video game developer. In 1998, he became VP of engineering with Quantum 3D, a video game component and military simulation manufacturer. In 2000 Mr. Foley co-founded HyperWare Inc., a video game manufacturer and then in 2002 founded Ultracade Technologies which developed several award winning gaming products. In 2007 Mr. Foley became a co-founder of NanoTech Entertainment Inc. Mr. Foley attended Northeastern University, College of Computer Science.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 6, 2009, the company amended its Articles of Incorporation changing its name to Nanotech Entertainment, Inc.

Item 9.01 Financial Statements and Exhibits.

Exhibit 2 – Acquisition Agreement

NANOTECH ENTERTAINMENT, INC.
(A Development Stage Company)

Financial Statements
and
Independent Accountant’s Report
For the Year Ended December 31, 2008

NANOTECH ENTERTAINMENT, INC.
(A Development Stage Company)
Financial Statements
For the Year Ended December 31, 2008

Independent Accountant’s Report

To the Board of Directors
Nanotech Entertainment, Inc.
San Jose, California

We have audited the accompanying balance sheet of Nanotech Entertainment, Inc. as of December 31, 2008, and the related statements of operations and changes in shareholder deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Organization’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nanotech Entertainment, Inc. as of December 31, 2008, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that Nanotech Entertainment, Inc. will continue as a going concern as discussed in Note 7 to the financial statements. These conditions raise substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters also are described in Note 7. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

LMGW Certified Public Accountants
Saratoga, California
April 28, 2009

NANOTECH ENTERTAINMENT, INC.
(A Development Stage Company)
BALANCE SHEET AS OF DECEMBER 31, 2008

ASSETS
Current Assets
Cash	$1,677
Inventory	13,623
Total Current Assets	$15,300

Fixed Assets
Property and Equipment	5,170
Less Accumulated Depreciation	(563)
Total Fixed Assets	4,607

Other Assets
Intellectual Property	250
Prepaid Licenses	40,600

Total Other Assets	40,850

Total Assets	$60,757

LIABILITIES AND SHAREHOLDER'S DEFICIT
Current Liabilities
Accounts Payable	$40,763
Interest Payable	2,915
Note Payable	25,000
Notes Payable to Related Party	77,500

Total Current Liabilties	146,178

Long-term Liabilities
Note Payable	250,000
Total Long-term Liabilities	250,000

Total Liabilities	396,178

Shareholder's Deficit
Common Stock, $.001 par value,
1,000,000 shares authorized, 540,000 shares issued and
outstanding	540
Additional Paid in Capital	37,379
Deficit Accumulated during the Development Stage	(373,340)
Total Shareholder's Deficit	(335,421)

Total Liabilities and Shareholder Deficit	$60,757

See Accompanying independent accountant’s report and notes to financial statements.

NANOTECH ENTERTAINMENT, INC.
(A Development Stage Company)
STATEMENT OF OPERATIONS
FOR YEAR ENDED DECEMBER 31, 2008

Revenue
Gross Sales	$45,811
Less returns and allowances	(500)
Total Net Revenue	45,311

Less Cost of Goods Sold	973

Gross Profit	44,338

General and Administrative Expenses
Rent	198,117
Contractors	101,056
Computer and Internet	2,092
Utilities and Telephone	9,544
Shipping	5,003
Travel	2,065
Office Expense	21,380
Depreciation	563
Total General and Administrative Expenses	339,820

Loss from Operations	(295,482)

Other Income (Expense)
Interest Expense	(29,195)

Net Loss	$(324,677)

Weighted Average Number of Common Shares	255,833

Basic & Diluted Loss Per Common Share	$(1.27)

See Accompanying independent accountant’s report and notes to financial statements.

NANOTECH ENTERTAINMENT, INC.
(A Development Stage Company)
STATEMENT OF CHANGES IN SHAREHOLDER DEFICIT
FOR YEAR ENDED DECEMBER 31, 2008

				Deficit Accumulated
	Common Stock		Additional	During the
			Paid in
	Shares	Amount	Capital	Development Stage	Total

Balance,
December 31,
2007	0	$0	$0	$(48,663)	$(48,663)

Common Stock
Issued
April 17, 2008	540,000	540	37,379	0	$37,919

Net Loss
during 2008				(324,677)	(324,677)

Balance,
December 31,
2008	540,000	$540	$37,379	$(373,340)	$(335,421)

See Accompanying independent accountant’s report and notes to financial statements.

NANOTECH ENTERTAINMENT, INC.
(A Development Stage Company)
STATEMENT OF CASH FLOWS
FOR YEAR ENDED DECEMBER 31, 2008

Cash Flows from Operating Activities
Collections from Customers	45,311
Cash Paid to Suppliers and Employees	(350,525)
Interest Paid	(29,195)

Net Cash Used in Operating Activities	(334,409)

Cash Flows from Investing Activities
Purchase of New Property and Equipment	(5,170)
Net Cash Used in Investing Activities	(5,170)

Cash Flows from Financing Activities
Proceeds from Issuance of Stock	37,419
Proceeds from Notes Payable	300,000
Net Cash Provided by Financing Activities	337,419

Net Decrease in Cash	(2,160)

Beginning Cash Balance	3,837

Ending Cash Balance	$1,677

Reconciliation of Net Loss to Net Cash Used in Operating
Activities:

Net Loss	$(324,677)

Adjustments to Reconcile Net Loss to Net Cash Used in Operating
Activities:

Depreciation	563
Issuance of Stock for Services	500

Net (Increase) in Inventory	(13,623)
Net (Increase) in Other Assets	(40,850)
Net Increase in Interest Payable	2,915
Net Increase in Accounts Payable	40,763

Net Cash Used in Operating Activities	$(334,409)

Supplemental Information
Interest Paid	$29,195

See Accompanying independent accountant’s report and notes to financial statements.

NanoTech Entertainment, Inc.
(A Development Stage Company)
Notes to Financial Statements
December 31, 2008

1.	Summary of Significant Accounting Policies

	a.	Nature of Operations:

NanoTech Entertainment, Inc. (the “Company”) is a Nevada corporation organized on November 11, 2007. Headquartered in San Jose, California, it operates as a virtual manufacturer, developing technology and games, and then licensing them to third parties for manufacturing and distribution. This business model supports extremely low overhead and efficient operations in the new global manufacturing economy.

	b.	Development Stage Company:

The Company has realized minimal revenues from its planned business purpose and, accordingly, is considered to be in its development stage.

	c.	Inventory:

The Company is carrying inventory on a cost basis. Inventory on hand consists entirely of finished goods available and ready for sale. The inventory consists completely of finished goods of the Pinball Wizard game controller.

	d.	Property and Equipment:

Property and equipment consists of Computers. Depreciation is calculated over the estimated useful lives ranging from 3 to 7 years using the straight-line method. Purchases of property costing $500 or more are capitalized.

	e.	Revenue Recognition:

To date, the only revenue the company has recognized has been from sales of product. There have been no income producing licensing agreements consummated. Revenue has been recognized based on shipment of product..

	f.	Use of Estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

	g.	Income Taxes

The Company is taxed as a “C” corporation under the Internal Revenue Code. Accordingly, a provision has been made for the tax effects of transactions reported in the financial statements.

	h.	Cash Equivalents:

The Company considers all short-term investments with an original maturity of three months or less to be cash equivalents.

NanoTech Entertainment, Inc.
(A Development Stage Company)
Notes to Financial Statements
December 31, 2008

2.	Related Parties

The Company pays rent expense to two shareholders for the use of property for business purposes. The total amount paid during 2008 to Robert Dekett and David Foley for rent was $23,997 and $174,000, respectively.

The company owes $77,500 in notes payable to Robert Dekett, Sr. who is the father of a shareholder. (See note 3).

3.	Long-Term Debt and Future Obligations

The Company currently owes on four loans. All of the loans are currently interest only loans with the principal being paid in full on the maturity date.

				Accrued
	Total	Interest		Interest as of
	Principal	Rate	Maturity Date	12/31/08
Robert DeKett Sr.	52,500	14%	6/1/2009	-
Robert DeKett Sr.	25,000	20%	6/1/2009	2,083
Peter Feuer	25,000	20%	6/1/2009	416
Immersion	250,000	10%	4/30/2011	416
	352,500			2,915

The interest expense for the year was $29,195.

Future minimum loan payments for the years ended December 31 are as follows:

2009	$102,500
2010	-
2011	250,000
Total	$352,500

4.	Consideration for Stock Issued

The Shares of stock were issued in exchange for the following consideration:

			Price per
	Shares	Date Issued	Share	Total Value	Shareholder

Services	250,000	4/17/2008	$0.001	$250	Robert Dekett, CEO

Intellectual Property	250,000	9/28/2008	$0.001	$250	David Foley, COO

Cash	20,000	4/17/2008	$1.00	$20,020	Outside Investor

Cash	20,000	4/17/2008	$0.87	$17,399	Outside Investor
	540,000			$37,919

NanoTech Entertainment, Inc.
(A Development Stage Company)
Notes to Financial Statements
December 31, 2008

5.	Fixed Assets

A summary of equipment for the year ended December 31, 2008 is as follows:

Computers	$5,170
Less Accumulated Depreciation	(563)
Net Fixed Assets	$4,607

Depreciation Expense for the year was $563.

6.	Prepaid Licenses

The Company purchased rights to the following two products during 2008:

Product	Amount	Royalty to be Paid

MultiPin™	$15,600	$100-$150 per Item Sold
XRX Rally™	$25,000	$.25 - $10 per Item Sold
	$40,600

The amounts that are to be paid in royalties from the Company are based on the type of product and installation. In addition to paying the required royalty, the Company is required to comply with various trademark requirements listed in the license agreements.

7.	Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has incurred operating losses and negative operating cash flow since inception and future losses are anticipated. The Company’s plan of operations, even if successful, may not result in cash flow sufficient to finance and expand its business. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Realization of assets is dependent upon continued operations of the Company, which in turn is dependent upon management’s plans to meet its financing requirements and the success of its future operations. The ability of the Company to continue as a going concern is dependent on improving the Company’s profitability and cash flow and securing additional financing. While the Company believes in the viability of its strategy to increase revenues and profitability and in its ability to raise additional funds, and believes that the actions presently being taken by the Company provide the opportunity for it to continue as a going concern, there can be no assurances to that effect. These financial statements do not include any adjustments related to the recoverability and classification of asset amounts or the amounts and classification of liabilities that might be necessary if the Company is unable to continue as a going concern.

NanoTech Entertainment, Inc.
(A Development Stage Company)
Notes to Financial Statements
December 31, 2008

8.	Subsequent Events

On April 30, 2009 the Company entered into a Purchase and Sale agreement wherein the Company will exchange 6,480,000 of its common shares for 100% of the issued shares of Nanotech Entertainment Inc.

9.	Income Taxes

The Company currently has an NOL of $324,347 which would yield an expected tax benefit of $129,739; however, due to going concern issues, a valuation allowance of $129,739 has been set up.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Robert DeKett
Robert DeKett, President